UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  June 7, 2007

COSTAR GROUP, INC.
(Exact name of registrant as specified in its charter)

Delaware	0-24531	52-2091509
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

2 Bethesda Metro Center, Bethesda, Maryland	20814
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (301) 215-8300

Not Applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

At the 2007 Annual Meeting of shareholders of CoStar Group, Inc. (the “Company”) held on June 7, 2007, the shareholders of the Company approved the CoStar Group, Inc. 2007 Stock Incentive Plan (the “2007 Plan”), which had previously been adopted by the Company’s Board of Directors subject to shareholder approval.  A brief description of the material terms and conditions of the 2007 Plan is set forth below.  The following description of the 2007 Plan is qualified in its entirety by reference to the complete text of the 2007 Plan, which is attached as Exhibit 99.1 to this Current Report on Form 8-K and incorporated by reference herein.

The 2007 Plan replaced the Company’s 1998 Stock Incentive Plan (the “1998 Plan”), which was scheduled to expire on May 8, 2008.  No further awards will be made under the 1998 Plan; however, the 1998 Plan will continue to govern unexercised and unexpired awards previously granted under the 1998 Plan.

Plan Administration.

The 2007 Plan is administered by the Compensation Committee of the Company's board of directors, which Committee is composed of individuals who are “non-employee directors” (as that term is defined under Rule 16b-3 of the Securities Exchange Act of 1934, as amended) and “outside directors” (within the meaning of Section 162(m) of the Internal Revenue Code of 1986, as amended (the “Code”)). All of the members of the Compensation Committee are independent as defined under Rule 4200(a)(15) of the NASD’s Listing Standards for NASDAQ-listed companies. The Compensation Committee has authority to, among other things:

•	Interpret and administer the 2007 Plan;

•	Make rules and regulations relating to the administration of the 2007 Plan; and

•	Make any other determinations and take any other action that it deems necessary or desirable for the administration of the 2007 Plan.

Decisions of the Committee or another person delegated responsibilities under the 2007 Plan shall be final, conclusive and binding on all persons.

Stock Subject to the 2007 Plan.

The 2007 Plan authorizes the issuance of up to 1.0 million shares of common stock, plus (1) 121,894 shares, which represents the number of shares that were authorized for issuance under our 1998 Plan that, as of June 7, 2007, were available for issuance under the 1998 Plan (not including any shares that were subject to, as of June 7, 2007, outstanding awards under the 1998 Plan or any Shares that prior to June 7, 2007 were issued pursuant to awards granted under the 1998 Plan) and (2) up to an additional 1,484,133 shares which are currently subject to outstanding awards under the 1998 Plan as of June 7, 2007, but that on or after such date cease for any reason to be subject to such awards (other than by reason of exercise or settlement of the awards to the extent they are exercised for or settled in vested and nonforfeitable shares). If any shares that are subject to an award under the 2007 Plan are forfeited, are cancelled, expire, lapse or otherwise terminate without the issuance of such shares or are retained by the Company in payment of the exercise price or tax withholding obligations related to the award, those shares will again be available for grant under the 2007 Plan. Further, any shares of common stock delivered to the Company in payment or satisfaction of the exercise price or tax withholding obligations related to the award will be available for grant under the 2007 Plan.  The shares issued under the 2007 Plan may consist, in whole or in part, of authorized but unissued shares or shares reacquired by the Company.

Limitations.

Subject to adjustment as provided in the 2007 Plan, no participant shall be eligible to receive in any one calendar year awards relating to more than 200,000 shares of the Company's common stock.

Eligibility.

The 2007 Plan permits awards to employees, officers, consultants and directors of the Company and its subsidiaries.

Types of Awards.

The 2007 Plan provides for the grant of options (including non-statutory options), stock appreciation rights, restricted stock, and restricted stock units.

Options.  Incentive stock options and nonqualified stock options may be granted under the 2007 Plan, either alone or in combination with other awards. The terms of any option grant generally are determined by the Compensation Committee. The price at which a share may be purchased under an option may not be less than the fair market value of a share on the date the option is granted. Fair market value generally means the closing price for the Company’s Common Stock on the NASDAQ National Market on the date of grant. The 2007 Plan provides that the Compensation Committee shall establish the term of each option, which in no case shall exceed a period of ten years from the date of grant.

Stock Appreciation Rights.  Stock appreciation rights entitle a participant to receive payment from the Company in an amount determined by multiplying the difference between the fair market value of the shares on the date of exercise and the fair market value on the date of grant by the number of shares subject to the award. The terms of any grant of stock appreciation rights generally are determined by the Compensation Committee. Stock appreciation rights may be granted in tandem with an option or alone. The grant price of a tandem stock appreciation right is equal to the exercise price of the related option, and the grant price of a freestanding stock appreciation right is equal to the fair market value of the common stock on the grant date.

Restricted Stock and Restricted Stock Units.  Restricted stock and restricted stock units reflect a right to receive shares of stock upon the satisfaction of certain terms, conditions and restrictions. Both may be issued under the 2007 Plan on such terms and conditions as the 2007 Plan permits and generally are subject to terms determined by the Compensation Committee. Restricted stock and restricted stock unit awards may be paid in cash, stock or a combination of cash and stock. Participants holding restricted stock or restricted stock units may be permitted to receive dividends paid with respect to underlying shares or dividend equivalents, as determined by the Committee.  Unless otherwise determined by the Compensation Committee, holders of restricted stock may exercise full voting rights with respect to those shares.  Holders of restricted stock units shall have no voting rights with respect to the shares underlying such units until the shares of common stock are reflected as issued and outstanding on the Company’s stock ledger.

No Discount Stock Options.

Stock options and stock appreciation rights must be priced at or above the fair market value of the stock on the date of grant.

No Repricing.

The repricing of stock options or stock appreciation rights is prohibited. This applies to both direct and indirect repricings.

Maximum Term.

A stock option or stock appreciation right may not have a term longer than ten years.

Minimum Vesting Period.

Except upon a change in control of the Company or the death or disability of the grantee, no award of restricted stock or restricted stock units that vests based solely on continued service (and not performance) shall vest earlier than three years from the date of grant and no award of restricted stock or restricted stock units that vests based on achievement of performance criteria shall vest earlier than one year from the date of grant.

Performance Goals.

Awards under the 2007 Plan may be made subject to the attainment of performance goals relating to one or more business criteria within the meaning of Section 162(m) of the Code, including one or more of the following:

(1)	cash flow (before or after dividends),
(2)	earnings or earnings per share (including earnings before interest, taxes, depreciation and amortization),
(3)	stock price,
(4)	return on equity,
(5)	total stockholder return,
(6)	return on capital or investment (including return on total capital, return on invested capital, or return on investment),
(7)	return on assets or net assets,
(8)	market capitalization,
(9)	economic value added,
(10)	debt leverage (debt to capital),
(11)	revenue,
(12)	income or net income,
(13)	operating income,
(14)	operating profit or net operating profit,
(15)	operating margin or profit margin,
(16)	return on operating revenue,
(17)	cash from operations,
(18)	operating ratio,
(19)	operating revenue, or
(20)	customer service (collectively, the “Performance Criteria”).

Any Performance Criteria may be used to measure the performance of the Company as a whole or with respect to any business unit or subsidiary of the Company, either individually, alternatively or in any combination, and may be measured either annually or cumulatively over a period of years, on an absolute basis or relative to a pre-established target, to previous period results or to a designated comparison group, in each case as specified by the Compensation Committee. The Compensation Committee shall appropriately adjust any evaluation of performance under the Performance Criteria to exclude the following items: the effects of charges for restructurings, discontinued operations, extraordinary items and all items of gain, loss or expense determined to be extraordinary or unusual in nature or related to the acquisition or disposal of a segment of a business or related to a change in accounting principle all as determined in accordance with standards established by opinion No. 30 of the Accounting Principles Board (APA Opinion No. 30) or other applicable or successor accounting provisions, as well as the cumulative effect of accounting changes, in each case as determined in accordance with generally accepted accounting principles or identified in the Company’s financial statements or notes to the financial statements. The Compensation Committee may appropriately adjust any evaluation of performance under a qualifying Performance Criteria to exclude any of the following events that occurs during a performance period: (1) asset write-downs, (2) litigation, claims, judgments or settlements, (3) the effect of changes in tax law or other such laws or provisions affecting reported results, (4) accruals for reorganization and restructuring programs and (5) expenses for any amounts for payment under the 2007 Plan or any other compensation arrangement maintained by the Company.

Tax Withholding.

The Company may specify the terms and conditions on which any award recipient must satisfy any tax obligations occurring under federal, state, local or foreign law, and may withhold issuance of any shares of common stock until such terms and conditions are met.  The Committee may permit tax withholding obligations to be satisfied through mandatory or elective sale of shares of common stock; by having the Company withhold a portion of the shares of common stock that would otherwise be issued to the grantee upon exercise of an option or vesting of an award; or by tendering shares of common stock previously acquired by the grantee.

Assignability.

Awards granted under the 2007 Plan are generally not transferable or assignable, except by will or the laws of descent and distribution. However, participants may be permitted to assign or transfer an award to the extent allowed by the Compensation Committee in its discretion and subject to Section 422 of the Code.

Adjustments.

The number and kind of securities available for issuance under the 2007 Plan (including under any awards then outstanding), and the limits on the number and kind of securities that may be issued under the 2007 Plan, shall be equitably adjusted by the Compensation Committee to reflect any reorganization, reclassification, combination of shares, stock split, reverse stock split, spin-off, dividend or distribution of securities, property or cash (other than regular, quarterly cash dividends), or any other equity restructuring transaction, as that term is defined in Statement of Financial Accounting Standards No. 123 (revised). Such adjustment may be designed to comply with Section 425 of the Code or, except as otherwise expressly provided in the 2007 Plan, may be designed to treat the securities available under the 2007 Plan and subject to awards as if they were all outstanding on the record date for such event or transaction or to increase the number of such securities to reflect a deemed reinvestment in securities of the amount distributed to the Company’s stockholders. The terms of any outstanding award under the 2007 Plan shall also be equitably adjusted by the Compensation Committee as to price, number or kind of securities subject to such award, vesting, and other terms to reflect the foregoing events, which adjustments need not be uniform as between different awards or different types of awards.

In the event there are any other change in the Company’s common stock, by reason of a change of control, other merger, consolidation or otherwise in circumstances that do not involve an equity restructuring transaction, as that term is defined in Statement of Financial Accounting Standards No. 123 (revised), then the Compensation Committee shall determine the appropriate adjustment, if any, to be effected. In addition, in the event of such change described in this paragraph, the Compensation Committee may accelerate the time or times at which any award under the 2007 Plan may be exercised and may provide for cancellation of such accelerated awards that are not exercised within a time prescribed by the Compensation Committee in its sole discretion.

There is no right to purchase fractional shares that result from any adjustment in awards under the 2007 Plan. In case of any such adjustment, the shares of common stock subject to the award shall be rounded down to the nearest whole share.

Change in Control.

The Compensation Committee shall have the discretion, exercisable at any time before a sale, merger, consolidation, reorganization, liquidation, dissolution or change in control of the Company, to take such action as it determines to be necessary or advisable with respect to awards under the 2007 Plan.

Amendment and Termination.

The Board may amend, alter or discontinue the 2007 Plan and the Compensation Committee may amend, or alter any agreement or other document evidencing an award made under the 2007 Plan; however, except as specifically provided for in the 2007 Plan, no such amendment shall, without the approval of the stockholders of the Company (a) reduce the exercise price of outstanding options or stock appreciation rights, (b) reduce the price at which options may be granted below the price provided for in the 2007 Plan or (c) otherwise amend the 2007 Plan in any manner requiring stockholder approval by law or under the Nasdaq listing requirements. No amendment or alteration to the 2007 Plan or an award or award agreement shall be made which would impair the rights of the holder of an award without such holder’s consent, provided that no such consent shall be required if the Compensation Committee determines in its sole discretion and prior to the date of any change of control that such amendment or alteration either is required or advisable in order for the Company, the 2007 Plan or the award to satisfy any law or regulation or to meet the requirements of or avoid adverse financial accounting consequences under any accounting standard.

Unless sooner terminated as provided in the 2007 Plan, the 2007 Plan shall terminate on April 26, 2017. Termination will not affect grants and awards then outstanding.

Deferral.

The Compensation Committee may permit or require a participant to defer receipt of the payment of any award of restricted stock or restricted stock units to the extent permitted by Section 409A of the Code.

Effective Date.

The 2007 Plan was effective as of April 26, 2007, subject to the approval by the Company’s stockholders, which was obtained on June 7, 2007.

Item 9.01.  Financial Statements and Exhibits.

Exhibit No.                                Description

Exhibit 99.1                               CoStar Group, Inc. 2007 Stock Incentive Plan

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

COSTAR GROUP, INC.

By:
Date: June 13, 2007	/s/ Brian J. Radecki

Name: Brian J. Radecki
Title: Chief Financial Officer

Exhibit Index

Exhibit 99.1	CoStar Group, Inc. 2007 Stock Incentive Plan